                                                                   Exhibit 10.16


                                    SUBLEASE


     This Sublease ("Sublease"), dated for reference purposes as of December 13, 1999, by and between Advanced Radio Telecom Corp., a Delaware corporation ("Sublandlord") and Quintus Corporation, a California corporation
("Subtenant"), and is based upon the following facts and circumstances:

     A. Sublandlord is the tenant under that certain Office Lease and Rider to Office (collectively, "Master Lease"), dated December 18, 1996, with EOP-Westbrook Corporate Center, L.L.C., successor in interest to LaSalle National Trust, N.A. (the "Master Landlord"). A copy of that Master Lease is attached to this Sublease and marked as Exhibit A.

     B. Subtenant desires to sublease from Sublandlord the entirety of the premises being leased by Master Landlord to Sublessor under the Master Lease, namely the premises commonly known as Four Westbrook Corporate Center, Suite 620, Westchester, Illinois, consisting of approximately 5,878 square feet, as more particularly described in the Master Lease (the "Premises").

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Sublease, and for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows:

     1. Sublease. Sublandlord subleases to Subtenant and Subtenant subleases from Sublandlord the Premises, subject to the terms, covenants, and conditions contained in this Sublease. Subtenant and Sublandlord hereby agree that any statements of square footage (rentable, usable or otherwise) set forth in the Master Lease or in this Sublease that may have been used in calculating the rent, pro rata share of Operating Expenses or Taxes or any other matters, are not subject to revision, whether or not the actual square footage is more or less, and the rent, pro rata share of Operating Expenses or Taxes or any other similar matters is not subject to revision. Subtenant hereby acknowledges and agrees that, as of the start of this Sublease, the Premises are in good order and condition, and Subtenant accepts the Premises on an "AS IS" basis, in the condition existing as of the start of this Sublease, with any and all faults, whether known or unknown, latent or patent. Subtenant shall, at Subtenant's sole cost and expense, subject to compliance with the terms and conditions of this Sublease and the Master Lease, perform any and all work of improvement that may be necessary for Subtenant's use and occupancy of the Premises.

     2.   Term.

          2.1 Subject to the terms and conditions set forth herein, the original term ("Original Term") of this Sublease shall commence on February 1, 2000 ("Commencement Date") and shall expire on December 31, 2003 ("Expiration Date").

          2.2 The Master Landlord's written consent to this Sublease in accordance with the terms of the Master Lease is a condition subsequent to the validity of this Sublease. If the Master Landlord's consent has not been obtained and a copy of that consent delivered to Subtenant by one (1) business day prior to the Commencement Date, then either Sublandlord or Subtenant shall thereafter each have the ongoing right, subject to the terms of this Section, to terminate this Sublease pursuant to a notice ("Termination Notice") so stating delivered to the other party. If either party gives the Termination Notice, then this Sublease shall terminate effective ten (10) days following receipt of the Termination Notice by the other party ("Termination Date"), in which event, if the Termination Date is on a date after the Commencement Date, then notwithstanding such Commencement Date, Sublandlord shall have no obligation to deliver the Premises to Sublessee on the Commencement Date; provided, however, if Subtenant gives the Termination Notice, and Sublandlord delivers to Subtenant the consent of Master Landlord to this Sublease before the Termination Date, then Subtenant's exercise of such termination right shall be cancelled and be null and void, the condition subsequent set forth in this Section shall be satisfied and this Sublease shall continue in full force and effect, and the Commencement Date shall be the later of the Commencement Date set forth above or the date of Master Landlord's consent to this Sublease. If this Sublease is terminated pursuant to one party's giving the Notice of Termination, then this Sublease shall automatically terminate as of the Termination Date, Sublandlord shall return to Subtenant the Security Deposit and any other sums, if any, paid by Subtenant to Sublandlord upon the parties execution of this Sublease and the parties shall be released from any further obligations under this Sublease. Subtenant agrees to cooperate with the Sublandlord, at no cost or expense to the Sublandlord, in obtaining the consent of the Master Landlord to this Sublease, which cooperation shall include, but not be limited to, providing documents, materials and information requested or required by the Master Landlord, such as those set forth in Section 15 of the Master Lease.

     3.   Monthly Base Rent, Operating Expenses and Taxes.

          3.1 Subtenant shall pay Sublandlord $10,776.33 per month as Monthly Base Rent during the Term of the Sublease. The Monthly Base Rent will increase annually on the anniversary of the Commencement Date by three percent (3%) of the Monthly Base Rent then currently in effect.

          3.2 If the Term of this Sublease begins or ends on a date that is not the first day of a month, Monthly Base Rent shall be prorated as of that date. All Monthly Base Rent shall be payable monthly in advance on the first day of each month. Except as otherwise specifically set forth in the Sublease, Monthly Base Rent and all other amounts payable by Subtenant hereunder shall be paid without offset, deduction, counter-claim, abatement or notice.

          3.3 Subtenant hereby acknowledges and agrees that in addition to Monthly Base Rent and any other amounts payable by Subtenant hereunder, Subtenant shall pay Sublandlord's pro rata share of Operating Expenses and Taxes over actual 1999 real Operating Expenses and Taxes as and when Sublandlord is obligated to pay the same under the terms of the Master Lease.

          3.4 Notwithstanding the foregoing, in lieu of any tenant improvement allowance, Sublandlord shall abate the Monthly Base Rent, Operating Expenses and Taxes for the first three months of the Term.

     4. Use. Subtenant shall use and occupy the Premises for general office use in accordance with the provisions of the Master Lease and this Sublease, and for no other use or purpose.

     5.   Master Lease.

          5.1 As applied to this Sublease, the words "Landlord" and "Tenant" in the Master Lease shall mean and refer to Sublandlord and Subtenant, respectively, under this Sublease. Except as otherwise expressly provided in this Sublease, the covenants, agreements, provisions, and conditions of the Master Lease are made a part of and incorporated into this Sublease as if recited in full in this Sublease.

          5.2 Except as otherwise expressly provided in this Sublease, the rights and obligations of the Master Landlord and the Tenant under the Master Lease will be deemed the rights and obligations of Sublandlord and Subtenant, respectively, under this Sublease, and will inure to the benefit of, and be binding on, Sublandlord and Subtenant, respectively. As between the parties to this Sublease only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease will control.

          5.3 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Master Landlord by the terms of the Master Lease, including, but not limited to, the services or obligations of Master Landlord under the following Sections of the Master Lease: Sections 7(C), 7(D) and (E) (pertaining to Operating Expenses), Section 9 (Services), Section 13A(ii) and 13A(iv) (Risk Allocation and Insurance), 13(C) (Landlord's Insurance), (18A) Repairs and Compliance, 19 (Fire or Casualty), 20 (Eminent Domain), (R-8) Second Addendum to Section 9, and (R-13) Addendum to Section 17(CC). Therefore, despite anything to the contrary in this Sublease, Subtenant agrees that Sublandlord shall have no obligation, responsibility or liability in the performance or non-performance of Master Landlord's obligations, responsibilities or liabilities under the Master Lease. Subtenant shall look solely to Master Landlord therefor, and Sublandlord shall not be liable to Subtenant for any default of the Master Landlord under the Master Lease.

          5.4 Subtenant shall not have any claim against Sublandlord based in the Master Landlord's failure or refusal to comply with any of the provisions of the Master Lease. Despite the Master Landlord's failure or refusal to comply with any of those provisions of the Master Lease, this Sublease shall remain in full force and effect and Subtenant shall pay the Monthly Base Rent and all other charges provided for in this Sublease without any abatement, deduction or setoff. Except as expressly provided in this Sublease, Subtenant agrees to be subject to, and bound by, all of the covenants, agreements, terms, provisions, and conditions of the Master Lease, as though Subtenant was the tenant under the Master Lease.

          5.5 Whenever the consent of the Master Landlord is required under the Master Lease, then the consent of Sublandlord shall also be required.

     6. Variations from Master Lease. As between Sublandlord and Subtenant, the terms and conditions of the Master Lease are modified as stated below in this Section:

          6.1 The following Sections of the Master Lease shall not apply to this Sublease:

               - In Section (1) Basic Lease Provisions, subparagraphs B (Tenant's address), D (Lease Term), E (Commencement Date), G (Monthly Base
Rent), H (Payee of Rent), I (Address for Payment of Rent), N (Security Deposit) and O (Broker);

               - (3) Term;

               - (4) Possession;

               - (13A(ii) and 13A(iv)) Risk Allocation and Insurance, 13(C)
                 Landlord's Insurance;

               - (15) Assignment or Subletting (see Paragraph 10 below);

               -(18A) Repairs and Compliance;

               -(35) Security Deposit;

               -(38) Brokerage (see Paragraph 6.2 below);

               -The following provisions of the Rider: (R-1) Addendum to
Section 1(G), (R-2) Addendum to Subsection 1(N), (R-3) First Addendum to
Section 4, (R-4) Second Addendum to Section 4, (R-6) Addendum to Section 9(B), (R-10) Addendum to Section 12(P), (R-11) Addendum to Section 17(R), (R-16) Addition Space, (R-17) Right to Terminate, (R-18) Moving Allowance, and (R-20) Option to Extend; and

               -Exhibit C (Work Letter Agreement).

          6.2 Sublandlord and Subtenant each represents to the other (i) that such party has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease except for Amanda Cribari of Cawley Chicago Commercial Real Estate Company, LLC, representing the Subtenant ("Subtenant's Broker") and Michael Fortuna of Cushman & Wakefield, representing the Sublandlord ("Sublandlord's Broker") (collectively, the "Brokers"), and (ii) that other than the Brokers, the parties know of no other real estate broker or agent who is entitled to a commission or finders fee in connection with this sublease. Each party shall indemnify, protect, defend and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including reasonable attorney's fees) for any subleasing commission, finder's fee, or equivalent compensation alleged to be owing on account of the indemnifying parties dealings with any real estate broker or agent other than the Brokers. The terms of this section shall survive the expiration or earlier termination of the sublease term. Sublandlord shall pay a commission to the Brokers pursuant to a separate agreement with the Brokers.

          6.3 Any notice that may or must be given by either party under this Sublease shall be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any notice given to Sublandlord or Subtenant shall be sent to the respective address set forth on the signature page below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this section. A notice sent pursuant to the terms of this section shall be deemed delivered (A) when delivery is attempted, if delivered personally, (B) three (3) business days after deposit into the United States mail, or (C) the day following deposit with a nationally recognized overnight courier.

          6.4 All amounts payable under this Sublease by Subtenant are payable directly to Sublandlord. Subtenant shall make any and all such payments to Advanced Radio Telecom Corp.

          6.5 Subtenant shall name Sublandlord as an additional insured under all insurance policies Subtenant is required to obtain hereunder and pursuant to the Master Lease, including but not limited to, those policies required under Section 13(B) of the Master Lease.

     7.   Hazardous Material.

          7.1 Use of Hazardous Material. Subtenant shall not cause or permit any Hazardous

Material (as hereafter defined) to be generated, brought onto, used, stored, or disposed of in or about the Premises by Subtenant or its agents, employees, contractors, subtenants, or invitees. If, during the Term hereof, Subtenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Premises or (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Premises, Subtenant shall give Sublandlord written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to Sublandlord copies of any claims, notices of violation, reports, or other writings received by Subtenant that concern the release or investigation.

          7.2. Remediation Obligations. If the presence of any Hazardous Material brought onto the Premises by Subtenant or Subtenant's employees, agents, contractors, or invitees results in contamination of the Premises, Subtenant shall promptly take all necessary actions, at Subtenant's sole expense, to return the Premises to the condition that existed before the introduction of such Hazardous Material. Subtenant shall first obtain approval of the proposed remedial action from the Master Landlord and the Sublandlord. This provision does not limit the indemnification obligation set forth herein.

          7.3 Definition of "Hazardous Material." As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of Illinois, or any local government authority having jurisdiction over the Building. Hazardous Material includes any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675), "Hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1976
(RCRA) (42 United States Code sections 6901-6992k), any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect), petroleum products, radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4, and polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.

     8. Indemnity. Subtenant shall, at Subtenant's sole expense and with counsel reasonably acceptable to Sublandlord, indemnify, defend, protect and hold harmless Master Landlord, Sublandlord and their respective shareholders, directors, officers, employees, partners, affiliates and agents from and against all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including reasonable attorney's fees) caused by, arising from or resulting from (a) the failure of Subtenant to perform any of the covenants, agreements, terms, provisions, or conditions contained herein or in the Master Lease that Subtenant is obligated to perform under the provisions of this Sublease, (b) Subtenant's use or occupancy of the Premises, (c) the release of any Hazardous Material in or about the Premises, or the violation of any Environmental Law, by Subtenant or Subtenant's agent, contracts, or invitees. This indemnification includes losses attributable to diminution in the value of the Premises, loss or restriction of use of the Premises, adverse effect on the marketing of any space on the Premises, and all other liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and reasonable costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of this Sublease.

      9. Cancellation of Master Lease. In the event the Master Lease is canceled or terminated for any reason, or involuntarily surrendered by operation of law before the expiration date of this Sublease, then this Sublease shall also terminate; provided, however, Subtenant agrees, at the sole option of the Master Landlord, to attorn to the Master Landlord for the then balance of the Term of this Sublease and on the then executory terms of this Sublease. That attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to the Master Landlord. Subtenant agrees to execute and deliver such an agreement at any time within ten (10) business days after request by the Master Landlord. Subtenant waives the provisions of any law now or later in effect that may provide Subtenant any right to terminate this Sublease or to surrender possession of the Premises in the event any proceeding is brought by the Master Landlord to terminate the Master Lease.

     10. Assignment or Subleasing. Subtenant shall have no right to assign this Sublease or to sublet all or any portion of the Premises without the prior written consent of both Sublandlord and Master Landlord, which consents will not be unreasonably withheld.

     11.  Security Deposit.

          11.1 Within five business days following Subtenant's execution of this Sublease, Subtenant shall deposit with Sublandlord the amount of $11,775.59 ("Security Deposit"). The Security Deposit shall be held by Sublandlord as security for the faithful performance by Subtenant of all the terms, covenants, and conditions of this Sublease to be kept and performed by Subtenant during the Term. If Subtenant defaults with respect to any provision of this Sublease, including, but not limited to, any provision relating to the payment of rent, Sublandlord may (but shall not be required to) use, retain and apply all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Sublandlord may spend or become obligated to spend by reason of Subtenant's default, or to compensate Sublandlord for any other loss or damage which Sublandlord may suffer as a result of Subtenant's default. If any portion of the Security Deposit is so used or applied, Subtenant shall, within five (5) days after written demand therefor, deposit with Sublandlord in cash or a cashier's check an amount sufficient to restore the Security Deposit to its original amount, and Subtenant's failure to do so shall constitute a material default under this Sublease.

          11.2 No trust relationship is created between Sublandlord and Subtenant with respect to the Security Deposit. Sublandlord shall not be required to keep the Security Deposit separate from its general funds, and Subtenant shall not be entitled to interest on the Security Deposit. If Subtenant shall fully and faithfully perform every provision of this Sublease, the Security Deposit, or any balance thereof, shall be returned to Subtenant (or, at Sublandlord's option, to the last assignee of Subtenant's interest hereunder) within fifteen (15) days following the expiration of the Sublease Term or vacation of the Premises by Subtenant, whichever event occurs last. In the event of a termination of Sublandlord's interest in this Sublease, the Security Deposit, or any portion thereof not previously applied, may be released by Sublandlord to Sublandlord's transferee and, if so released, Subtenant agrees to look solely to such transferee for proper application of the Security Deposit in accordance with the terms of this Section and the return thereof in accordance herewith.

     12.  General Provisions.

          12.3 Severability. If any provision of this Sublease or the application of any provision of this Sublease to any person or circumstance is, to any extent, held to be invalid or unenforceable, the remainder of this Sublease or the application of that provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected, and each provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

     12.4 Entire Agreement; Waiver. This Sublease constitutes the final, complete and exclusive statement between the parties to this Sublease pertaining to the Premises, supersedes all prior and contemporaneous understandings or agreements of the parties, and is binding on and inures to the benefit of their respective heirs, representatives, successors, and assigns. No party has been induced to enter into this Sublease by, nor is any party relying on, any representation or warranty outside those expressly set forth in this Sublease. Any agreement made after the date of this Sublease is ineffective to modify, waive, release, terminate, or effect an abandonment of this Sublease, in whole or in part, unless that agreement is in writing, is signed by the parties to this Sublease, and specifically states that agreement modifies this Sublease.

     12.5 Captions. Captions to the sections in this Sublease are included for convenience only and do not modify any of the terms of this Sublease.

     12.6 Further Assurances. Each party to this Sublease shall at its own cost and expense execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Sublease.

     12.7 Governing Law. This Sublease shall be governed by and in all respects construed in accordance with the laws of the State of Illinois.

     12.8 Capitalized Terms. All terms spelled with initial capital letters in this Sublease that are not expressly defined in this Sublease shall have the respective meanings given such terms in the Master Lease.

          12.9 Word Usage. Unless the context clearly requires otherwise, (a) the plural and singular numbers shall each be deemed to include the other; (b) the masculine, feminine, and neuter genders shall each be deemed to include the others; (c) "shall," "will," "must," "agrees," and "covenants" are each mandatory; (d) "may" is permissive; (e) "or" is not exclusive; and (f) "includes" and "including" are not limiting.

     The parties have executed this Sublease as of the date specified above.

Sublandlord:                       ADVANCED RADIO TELECOM CORP., a Delaware
                                   corporation


                                   By: /s/ R. S. MCCAMBRIDGE
                                       ---------------------------------
                                           R. S. McCambridge

                                   Its: President & C.O.O.
                                        --------------------------------

Address of Sublandlord:            500-108th Avenue NE, Suite 2600
                                   Bellevue, Washington 98004
                                   Attention: General Counsel

Subtenant:                         QUINTUS CORPORATION, a California
                                   corporation

                                   By: [Signature Illegible]
                                       ---------------------------------

                                   Its: Business Admin Manager
                                        --------------------------------

Address of Subtenant:              Four Westbrook Corporate Center
                                   Suite 620
                                   Westchester, Illinois 60154
                                   Attention:
                                              --------------------------

                           WESTBROOK CORPORATE CENTER
                             WESTCHESTER, ILLINOIS


                                  OFFICE LEASE

                                    Between

                         LASALLE NATIONAL TRUST, N.A.,
                           AS SUCCESSOR TRUSTEE UNDER
                                TRUST NO. 115264

                                    LANDLORD

                                      and

                          Advanced Radio Telecom, Inc.

                                     TENANT

                            DATED: December 18, 1996


Lease Prepared by:  Sidney G. Saltz
                    Jenner & Block
                    One IBM Plaza
                    Chicago, Illinois 60611
                    (312) 222-9350

                                     INDEX



                                                                   Page
                                                                   ----
 1.  Basic Lease Provisions                                           1

 2.  Lease                                                            1

 3.  Term                                                             2

 4.  Possession                                                       2

 5.  Purpose                                                          2

 6.  Rent                                                             2

 7.  Additional Rent                                                  2

 8.  Lock Box                                                         4

 9.  Services                                                         5

10.  Tenant's Obligations                                             5

11.  Quiet Enjoyment                                                  6

12.  Certain Rights Reserved To Landlord                              6

13.  Risk Allocation And Insurance                                    7

14.  Indemnity                                                        9

15.  Assignment Or Subletting                                         9

16.  Condition Of Premises                                           10

17.  Use of Premises                                                 10

18.  Repairs And Compliance                                          12

19.  Fire Or Casualty                                                12

20.  Eminent Domain                                                  12

21.  Surrender                                                       13

22.  Removal Of Tenant's Property                                    13

23.  Holding Over                                                    13

24.  Subordination Or Superiority                                    14

25.  Encumbering Title                                               14

26.  Liens And Rights To Content                                     14

27.  Defaults                                                        14

28.  Remedies                                                        15

29.  Opportunity To Cure                                             15

30.  Landlord's Right To Cure                                        15

31.  Remedies Cumulative                                             16

32.  Default Under Other Leases                                      16

33.  No Reinstatement                                                16

34.  Alteration                                                  16

35.  Security Deposit                                            17

36.  Relocation Of Tenant                                        17

37.  Parking Areas                                               17

38.  Brokerage                                                   18

39.  Estoppel Certificates                                       18

40.  Tenant's Statement                                          18

41.  Notices And Consents                                        18

42.  Modification Of Lease                                       18

43.  Landlord Means Owner                                        18

44.  Miscellaneous Provisions                                    19

45.  Short Form Lease                                            19

46.  Binding On Successors                                       19

47.  Execution Of Lease By Landlord                              19

48.  Light And Air                                               19

49.  Force Majeure                                               19

50.  Landlord's Expenses                                         19

51.  Tenant's Authorization                                      19

52.  Exculpatory Clause                                          19

                                  OFFICE LEASE
                           WESTBROOK CORPORATE CENTER
                             WESTCHESTER, ILLINOIS

     THIS LEASE is made and entered into this 18th day of December 1996, by and between, ______________________________________ but as Successor Trustee under a Trust Agreement dated February 9, 1990, and known as Trust No. 115264 ("Landlord") and Advanced Radio Telecom, Inc., a Delaware corporation, qualified to transact business in Illinois _______________________________ ("Tenant").

     1.   BASIC LEASE PROVISIONS.

          A. Property Address: Four Westbrook Corporate Center, Westchester, Illinois 60154.

          B. Tenant's Address until the Commencement Date: 1415 West 22nd Street, Oak Brook, Illinois 60521
     Thereafter, the Premises.

          C. Agent of Beneficiaries of Landlord: Podolsky and Associates L.P., One Westbrook Corporate Center, Suite 400, Westchester, Illinois 60154 ("Agent").

          D.   Lease Term: Seven (7) years

          E.   Commencement Date: January 1, 1997

          F.   Expiration Date: December 31, 2003

          G.   Monthly Base Rent: $12,245.83
               See Rider

          H.   Payee of Rent: Podolsky and Associates Management Account II

          I.   Address for Payment of Rent: Lock Box 72414, Chicago, Illinois
               60678

          J.   Suite Number of Premises: 620

          K.   Rentable Area of Premises: 5,878 square feet

          L.   Rentable Area of this Project: 1,101,920 square feet

          M.   Initial Tenant's Pro Rata Share: .5334 percent

          N.   Security Deposit: $48,983.32 (See Rider)

          O.   Broker: Podolsky and Associates L.P. and Chicago Realty Group

          P. Base Operating Expenses: Operating Expenses per square foot paid or incurred in 1997.

          Q. Base Taxes: Taxes per square foot paid in 1997 (assessed in 1996).

          R.   Number of Parking Spaces: Nineteen (19)

          S.   Number of Parking Spaces to be located in Executive Parking
               Structure: Three (3)

          T.   Rider: Check if a Rider is attached. [X]

     2. LEASE. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be performed, hereby leases to the Tenant, and the Tenant accepts from the Landlord, certain space as shown on Exhibit A attached hereto and made a part hereof, designated as the Suite specified in Section 1(J) ("Premises") and located in the office portion of one of the buildings (individually or collectively, as the context requires, the "Building"), situated on and a part of the property (the "Property") legally described in Exhibit B attached hereto and made a part hereof. The property is part of a larger complex known as Westbrook Corporate Center which consists of a total of five
(5) office buildings (the "Project").

          3. TERM. Subject to Section 4, the term of this Lease (hereinafter "Term") shall commence on the date (hereinafter "Commencement Date") which is the earlier to occur of:

               A.   The date specified in Section 1(E); or

               B.   The date Tenant first occupies all or part of the Premises.

The Term shall expire on the date ("Expiration Date") specified in Section 1(F) unless sooner terminated as otherwise provided elsewhere in the Lease.

          4. POSSESSION. Landlord agrees to perform the work, if any, specified in the Work Letter Agreement attached hereto as Exhibit C and by this reference made a part hereof. See Rider. The Work shall be deemed "substantially completed" when the Work specified in the Work Letter Agreement is fully completed except for so-called "punch list" items, none of which interfere with Tenant's use and occupancy of the Premises for the conduct of its business and a certificate of occupancy is issued (unless the issuance is prevented by the act or omission of Tenant). Landlord shall notify Tenant as soon as such Work is substantially completed. In the event that there is a dispute as to whether such Work is substantially completed, the dispute shall be resolved by the architect who prepared the plans and specifications. Taking of possession by Tenant shall be deemed conclusively to establish that such Work has been completed in accordance with the Work Letter Agreement, except for any agreed "punch list" items. If the Premises are not substantially completed on or before the date specified in Section 1(E) hereof, this Lease shall remain in effect, the Landlord shall have no liability to Tenant as a result of any delay in occupancy, but, unless the delay is occasioned by any act or omission of Tenant, the Commencement Date determined in accordance with
Section 3 hereof shall be delayed to the date on which such work is substantially completed, and the Expiration Date shall be delayed by a like number of days. See Rider.

          5. PURPOSE. The Premises shall be used and occupied only for the purpose of general offices and related office uses.

          6. RENT. Tenant agrees to pay the Monthly Base Rent to the Payee specified in Section 1(H), at the address specified in Section 1(I), or to such other payee or at such other address as may be designated by notice in writing from Landlord to Tenant, without prior demand therefor and without any deduction whatsoever. Unless otherwise provided to the contrary in this Lease, Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of Monthly Base Rent shall be paid by Tenant to Landlord upon execution of this Lease by Tenant. Monthly Base Rent shall be pro-rated for partial months at the beginning and end of the Term. All charges, costs and sums required to be paid by Tenant to Landlord under this Lease in addition to Monthly Base Rent shall be deemed "Additional Rent," and Monthly Base Rent and Additional Rent hereinafter collectively be referred to as "Rent." Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease. Rent not paid within five (5) days after notice shall bear interest from the due date at a rate per annum equal to two percent (2%) in excess of the announced base rate of interest of American National Bank and Trust Company of Chicago, as of the date of such default ("Default Rate").

          7. ADDITIONAL RENT. A. It is contemplated by Landlord that the Project will be under unified management. If and so long as such unified management shall continue, Additional Rent shall be payable pursuant to Sections 7(B) and 7(C) hereof. If such unified management shall be discontinued, then the provisions of Section 7(G) shall control. It is mutually understood that the Monthly Base Rent does not anticipate any increase in the amount of taxes on the Project or in the cost of operation and maintenance of the Project. In order that the Rent payable hereunder shall reflect all such increases, Tenant agrees to pay as Additional Rent, an amount calculated as hereinafter set forth.

               B.   Definitions:

                    (i) First Year: The calendar year in which the Lease commences.

                    (ii) Subsequent Year: Any calendar year following the First Year.

                    (iii) Taxes: All taxes and assessments of every kind and nature which the owner or owners of the Project ("Owners") shall pay or become obligated to pay in respect of a calendar year because of or in connection with the ownership, leasing and operation of the Project, subject to the following:

                        (a) the amount of ad valorem real and personal property taxes against Owner's real and personal property to be included shall be the amount shown by the latest available tax bills on the last day of the calendar year in respect of which Taxes are being determined. There shall be deducted from Taxes, the amount of any refunds in Taxes relative to the Project, in the year received by Owners;

                        (b)   the amount of special taxes or special
            assessments to be included shall be limited to the amount of the installment (plus any interest (other than penalty interest) payable thereon) of such special tax or special assessment required to be paid during the calendar year in respect of which Taxes are being determined;

                        (c) the amount of any excise, sales, income or privilege tax or any other tax of any kind levied by the State of Illinois or any political subdivision thereof, on rents or other income from the Project shall be included, without limitation, but shall not be greater than the amount which would have been payable on account of such tax by Owners during the calendar year in respect of which Taxes are being determined had the income received by Owners from the Project been the sole taxable income of Owners for such calendar year;

                        (d) there shall be excluded from Taxes all federal income taxes, state and local net income taxes, federal excess profits taxes, franchise, capital stock and federal or state inheritance or estate taxes; however, if and to the extent that, due to a change in the method of assessment or taxation, any franchise, capital stock, income, profits or excess profits or other tax or charge shall be substituted for the Taxes or any part thereof now or hereafter imposed because of or in connection with the ownership, leasing and operation of the Project, such taxes, computed as if Owners owned or operated no property other than the Project, shall be deemed included in the term Taxes.

                        (e) Taxes shall also include fees and costs incurred by Owners during or prior to the Lease term for the purpose of contesting or protesting tax assessments or rates, to the extent that such fees and costs relate to savings realized during the term of the Lease and any extensions thereof.

                        (f)   See Rider.

                  (iv) Operating Expenses: All expenses, incurred or paid on behalf of Owners in respect of the ownership, management, operation, maintenance and repair of, and necessary replacements in, the Project which, in accordance with generally accepted accounting practice as applied to the operation and maintenance of first-class mixed use office and commercial buildings, are properly chargeable to the ownership, management, operation, maintenance and repair of, and necessary replacements in, the Project including, without limitation, the cost of window washing, scavenger service, repair or replacement of any heating, ventilating and air conditioning equipment, wages and union benefits of janitors, cleaning personnel, engineers and other employees (including the amount of any social security taxes, unemployment insurance contributions and "fringe benefits"), insurance premiums, fuel costs and utility costs and management fees (not to exceed three percent (3%) of gross receipts). Operating Expenses shall specifically include the costs, as reasonably amortized by Owners with interest at a rate per annum equal to two percent (2%) per annum in excess of the announced base rate of interest of American National Bank and Trust Company of Chicago in effect as of the completion of any capital improvement, on the unamortized amount of any capital improvement made after the First Year which reduces other Operating Expenses, but in an amount not to exceed in any one year the reduction of such expense for that year. Operating Expenses shall not include: (a) any interest expense on mortgages placed upon the Project;
      (b) franchise or income taxes imposed upon Owners; (c) the cost of any work or service performed in any instance for any tenant (including Tenant) at the cost of such tenant; (d) expenses incurred by Owners as a result of a fire or other casualty or as a result of a taking by way of eminent domain; (e) expenses incurred in leasing or procuring new tenants; (f) legal expenses in enforcing the terms of any leases; (g) wages, salaries or other compensation paid to any executive employee above the grade of building manager; (h) any expenses incurred solely due to one tenant (including Tenant) and paid for by that tenant; or (i) any uninsured casualty required herein to have been insured by Landlord. In the event any buildings are not fully occupied during the First year or any Subsequent Year, the variable Operating Expenses for that year shall be equitably adjusted to reflect the Operating Expenses as though the Building were fully occupied. Further, if Owners are not furnishing any particular work or service (the cost of which if performed by Owners would constitute an Operating Expense) to a tenant who had undertaken to perform such work or service in lieu of the performance thereof by Owners, Operating Expenses shall be deemed for the purposes of this Section to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Owners if they had at its own expense furnished such work or service to such tenant.

                    (v) Tenant's Pro Rata Share: As of the date of this Lease, the percentage set forth in Section 1(M) Tenant's Pro Rata Share shall be adjusted from time to time so as to reflect the then current proportion (expressed as a percentage) of the rentable area of the Premises to the rentable area of all buildings on the Project; provided, however, that if and so long as any portion of the Project is leased to "stand-alone tenants" as hereinafter defined, the percentage set forth in Section 1(M) shall not be applicable to Tenant's Pro Rata Share of Operating Expenses. In such event, for the purposes of calculating Tenant's Pro Rata Share of Operating
          Expenses, there shall be excluded from the rentable area of all buildings on the Project, the rentable area of any portions of the Project leased to "stand-along tenants," which term shall mean major retail or service tenants occupying the commercial, rather than the office portion of the Project, whose leases do not provide for the payment of Operating Expenses on the same basis as the remaining commercial tenants on the Project.

               C. As soon as practicable after January 1 in the first Subsequent Year and in each Subsequent Year thereafter during the Term of this Lease, and in the Subsequent Year following the year in which this Lease expires, Landlord shall deliver to Tenant a statement in writing setting forth the amount of Operating Expenses and Taxes during the immediately preceding year. Within thirty (30) days after the delivery of all such statements in each Subsequent Year, Tenant shall pay to Landlord as Additional Rent, (i) a portion of Operating Expenses calculated by (a) multiplying Tenant's Pro Rata Share of Operating Expenses by the amount of Operating Expenses shown in Landlord's statement, and (b) subtracting therefrom an amount calculated in turn by multiplying Base Operating Expenses specified in Section 1(P) hereof by the Rentable Area of the Premises; plus (ii) a portion of Taxes calculated by (a) multiplying Tenant's Pro Rata Share by the amount of Taxes shown in Landlord's statement, and (b) subtracting therefrom an amount calculated in turn by multiplying Base Taxes specified in Section 1(O) hereof by the Rentable Area of the Premises; minus (iii) the amount of Additional Rent paid by Tenant for such Subsequent Year pursuant to Sections 7(D) and (E) hereof. In the event that due to any payment made in accordance with said Sections 7(D) and (E), the Additional Rent paid in the immediately preceding Subsequent Year exceeds the Additional Rent due from Tenant for such period, Landlord shall pay to Tenant the excess amount, without interest, within thirty (30) days after Landlord's statement. If the term ends other than on the last day of a Subsequent Year, Tenant's Additional Rent shown on the statement delivered after the end of the Term shall be reduced proportionately and the payment due from Landlord or Tenant shall also be apportioned and paid as aforesaid.

               D. Landlord may make reasonable estimates, forecasts or projections ("Projection") of Operating Expenses and Taxes for any Subsequent Year. Landlord may deliver to Tenant a written statement setting forth a Projection and a calculation of a monthly amount of Additional Rent payable by Tenant by reason thereof, to become effective as of delivery of the Projection. Tenant shall pay to Landlord the monthly amount of Additional Rent determined pursuant to the Projection; provided, however, that the Additional Rent shall be adjusted when the actual amount of Additional Rent can be determined.

               E.   After delivery of Landlord's statement, as provided in
     Section 7(C), and determination of the amount of the payment of Additional Rent to be made to Landlord, or refunded to Tenant, as the case may be, the monthly installments of Additional Rent then being paid by Tenant (either by reason of Section 7(D) hereof or by reason of a prior readjustment pursuant to this Section 7(E)) shall (i) be increased by one-twelfth of the amount of such payment if it is made by Tenant to Landlord, or (ii) be decreased by one-twelfth of the amount of such refund made by Landlord to Tenant, subject, however, to Landlord's right under
     Section 7(D) to make other reasonable Projections.

               F. Anything contained in this Section 7 to the contrary notwithstanding, the Rent shall not be adjusted or decreased below the amount of Monthly Base Rent otherwise provided for in this Lease.

               G. If the unified management of the Project shall be discontinued, then Taxes and Operating Expenses shall be limited to Taxes and Operating Expenses of Landlord relative to the Property, except that Operating Expenses shall include any such expenses which are incurred or paid by Landlord pursuant to the Westbrook Corporate Center Declaration of Easements, Covenants and Restrictions dated April 11, 1988 and recorded April 13, 1988, in the office of the Recorder of Deeds of Cook County, Illinois as Document No. 88-153449, and shall exclude payments made by other Owners to Landlord for such expenses pursuant thereto. In such event, Tenant's Pro Rata Share shall be adjusted from time to time so as to reflect the then current proportion (expressed as a percentage) of the rentable area of the Premises to the rentable area of all buildings on the Property (subject to the adjustment for "stand-alone" tenants).

          8. LOCK BOX. Landlord may from time to time designate a lock box collection agent for the collection of rents or other charges due Landlord. In such event, the date of payment shall be the date of receipt by the lock box collection agent of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purposes of this Lease, no such payment or collection shall be deemed "accepted" by Landlord if an Event of Default shall have occurred, and if Landlord thereafter remits a check payable to Tenant in the amount received by the lock box collection agent within twenty one (21) days after the amount sent by Tenant is received by the lock box collection agent or, in the case of a dishonored instrument, within twenty one (21) days after collection. Neither the negotiation of Tenant's negotiable instrument by the lock box collection agent, nor, the possession of the funds by Landlord during the twenty one (21) day period, nor the return of any such sum to Tenant shall be deemed to be inconsistent with the rejection of Tenant's tender of such payment for all purposes as of the date of Landlord's lock box collection agent's receipt of such payment (or collection), nor shall any of such events be deemed to be a waiver of any breach by Tenant of any terms, covenant or condition of this Lease nor a waiver of any of Landlord's rights or remedies.

          9. SERVICES. Landlord shall provide the following services, the cost of which shall be included in Operating Expenses:

               A. Standard janitor service as furnished in first class office buildings in the Chicago area in and about the Premises, Saturdays, Sundays and holidays excepted. Tenant shall not provide any janitor service.

               B. Heat and air conditioning of the Premises and common areas, daily from 8:00 A.M. to 6:30 P.M., Saturdays 8:00 A.M. to 1:00 P.M., Sundays and holidays excepted (hereinafter "Business Hours"), whenever heat or air conditioning shall, in Landlord's judgment, be required to maintain comfortable temperature. In the event Landlord determines that, as a result of the use by Tenant in the Premises of electric power for lights and outlets in excess of 3.5 watts per square foot, or occupancy of the Premises by more than one person per 200 square feet of rentable area, supplementary air conditioning is required to maintain a comfortable temperature in the Premises, Landlord shall have the right to install supplementary air conditioning equipment in the Premises, and Tenant shall reimburse Landlord for the cost of such equipment and the installation thereof, promptly upon being billed therefor by Landlord, and Tenant shall thereafter, at its sole cost and expense, operate, and perform necessary repairs, maintenance and, if necessary, replacements relative to said supplementary equipment. See Rider. Without limiting Tenant's obligations relative to the repair and maintenance of said supplementary air conditioning equipment as set forth above, Tenant shall, at all times during the term of this Lease during which supplementary air conditioning equipment is installed and operating, have and keep in force a maintenance contract, in form and with a contractor satisfactory to Landlord, providing for inspection thereof at least once each calendar quarter (which inspection shall encompass the work described on Schedule I attached hereto and made a part hereof) and providing for necessary repairs thereto. Said contract shall provide that it will not be cancelable by either party thereto, except upon thirty (30) days' prior written notice to Landlord.


               C. Lighting of common areas during appropriate hours, depending upon seasons of the year.

               D. Water for drinking, lavatory and toilet purposes. Tenant shall pay, at rates fixed by Landlord, for water used for any purpose other than drinking, lavatory and toilet purposes.

               E. Passenger elevator service in common with other tenants at all times. Any or all elevator service may be automatic. All special or construction elevator service shall be available to Tenant, at no additional charge to Tenant, but shall be subject to reasonable scheduling by Landlord.

               F. Window washing of all windows in the Premises both inside and out, weather permitting, at intervals to be determined by Landlord, but no less than three (3) times per year.

Any additional work or services of the character described above and any unusual amount of such work or service, including service furnished outside the stipulated hours, required by Tenant, shall be paid for by Tenant at Landlord's cost, plus 20% thereof for Landlord's overhead. See Rider. Landlord does not warrant that any of the services above mentioned will be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of Landlord to obtain fuel or supplies, or other causes beyond the reasonable control of Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or relieve Tenant from performance of Tenant's obligation under this Lease. See Rider. Landlord shall not be obligated to provide ventilating and air conditioning after 10:00 p.m. Landlord's furnishing at its expense of additional services or services at hours other than those specified above shall be at Landlord's option and, if furnished, shall never be deemed a continuing obligation of Landlord.

          10. TENANT'S OBLIGATIONS. Tenant shall be responsible for, and shall pay the following:

               A. All utility costs, including without limitation, electric and other charges incurred in connection with lighting, and providing electrical power to the Premises. Tenant shall hold Landlord harmless from all costs or expenses Landlord may incur from Tenant's failure to pay utility bills or to perform any of its obligations with respect to the purchase of utilities.

               B. All interior maintenance, repairs and replacements as to the Premises and its equipment, including, without limitation, equipment for fire protection, plumbing, sewage and drainage serving the Premises only, plus sprinkler heads, fixtures and appurtenances, the replacement of lamps and ballasts, as required, but excluding the heating, ventilation and air conditioning equipment serving the Premises. Such work shall be performed at Tenant's expense either by Agent's employees or contractors or by persons approved by Landlord.

          11. QUIET ENJOYMENT. Landlord represents that it has full power and authority to enter into this Lease. So long as Tenant is not in default in the performance of its covenants and agreements in this Lease, Tenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through, or under Landlord.

          12. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights:

               A. To change the Building's name or street address upon 30 days' prior written notice to Tenant.

               B. To install, affix and maintain all signs on the Property or on the exterior and/or interior of the Building.

               C. To designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Building, or from interior common areas of the Building.

               D. On reasonable prior notice to Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the Term, and to others having a legitimate interest at any time during the Term.

               E. To maintain "For Rent" signs on the Property or on the exterior and/or interior of the Building and upon the common areas.

               F. To change the arrangement of entrances, doors and corridors in the Building.

               G. To grant to any party the exclusive right to conduct any business or render any service on or to the Property, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the Purpose set forth in Section 5.

               H. To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load per square foot designated by the structural engineers for the Building).

               I. To establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Premises and Building.

               J. To regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators.

               K. To have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Postal Service.

               L. To close the Building after Business Hours, except that the Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations and procedures as Landlord may prescribe for security purposes.

               M. To take any and all reasonable measures, including inspections and repairs to the Premises or to the Building or Property, as may be necessary or desirable in the operation or protection thereof.

               N. To retain at all times master keys or pass keys to the Premises.

               O. To install, operate and maintain a building security system which monitors, by closed circuit television or otherwise, all persons entering and leaving the Building.

          P. To install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts of the Building or other tenants. See Rider.

          Q.   To schedule Tenant's move into and out of the Building.

          R. During the last ninety (90) days of the Term, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy.

          S. To install within the Premises suitable controls so as to maintain a minimum air temperature of 50 degrees F in order to prevent the freezing of water pipes.

Landlord may enter upon the Premises for said purposes and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession of the Premises and without being liable in any manner to Tenant. Landlord shall give Tenant not less than one (1) day's prior oral notice of any entry onto the Premises, except that if an emergency exists, Landlord may enter without notice; if Tenant is not available to admit Landlord in an emergency, Landlord may use reasonable force commensurate with the circumstances, to enter the Premises.

     13.  RISK ALLOCATION AND INSURANCE.

          A. Allocation of Risks. The parties desire, to the extent permitted by law, to allocate certain risks of personal injury, bodily injury or property damage, and risks of loss of real or personal property by reason of fire, explosion or other casualty, and to provide for the responsibility for insuring those risks. It is the intent of the parties that, to the extent any event is insured for or required herein to be insured for, any loss, cost, damage or expense arising from such event, including, without limitation, the expense of defense against claims or suits, be covered by insurance, without regard to the fault of Tenant, its officers, employees or agents ("Tenant Protected Parties"), and without regard to the fault of Landlord, its beneficiaries, Agent, their respective partners, shareholders, members, agents, directors, officers and employees ("Landlord Protected Parties"). As between Landlord Protected Parties and Tenant Protected Parties, such risks are allocated as follows:

               (i) Tenant shall bear the risk of bodily injury, personal injury or death, or damage to the property, of third persons, occasioned by events occurring on or about the Premises, regardless of the party at fault. Said risks shall be insured as provided in Section 13(B)(i).

              (ii) Landlord shall bear the risk of bodily injury, personal injury, or death or damage to the property, of third persons, occasioned by events occurring on or about the Property (other than premises leased to tenants), provided such event is occasioned by the wrongful act or omission of any of Landlord Protected Parties. Said risk shall be insured against as provided in Section 13(C)(i).

             (iii) Tenant shall bear the risk of damage to Tenant's contents, trade fixtures, machinery, equipment, furniture and furnishings in the Premises arising out of loss by the events required to be insured against pursuant to Section 13(B)(ii).

              (iv) Landlord shall bear the risk of damage to the Building arising out of loss by events required to be insured against pursuant to Section 13(C)(ii).

     Notwithstanding the foregoing, provided the party required to carry insurance under Section 13(B)(i) or Section 13(C)(i) hereof does not default in its obligation to do so, if and to the extent that any loss occasioned by any event of the type described in Section 13(A)(i) or
     Section 13(A)(ii) exceeds the coverage or the amount of insurance as is actually carried, or results from an event not required to be insured against or not actually insured against, the party at fault shall pay the amount not actually covered.

          B. Tenant's Insurance. Tenant shall procure and maintain policies of insurance, at its own cost and expense, insuring:

               (i) the Landlord Protected Parties (as "named insureds"), and Landlord's mortgagee, if any, of which Tenant is given written notice, and Tenant Protected Parties, from all claims, demands or actions made by or on behalf of any person or persons, firm or corporation and arising from, related to or connected with the Premises, for bodily injury to or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than $3,000,000.00 combined single limit per occurrence/aggregate. Said insurance shall be written on an "occurrence" basis and not on a "claims made" basis. If at any time during the term of this Lease, Tenant owns or rents more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned or rented by Tenant. Landlord shall have the right, exercisable by giving written notice thereof to Tenant, to require Tenant to increase such limit if, in Landlord's reasonable judgment, the amount thereof is insufficient to protect the Landlord Protected Parties and Tenant Protected Parties from judgments which might result from such claims, demands or actions. If Tenant is unable, despite reasonable efforts in good faith, to cause its liability insurer to insure the Landlord Protected Parties as "named insureds", Tenant shall nevertheless cause the Landlord Protected Parties to be insured as "additional insureds" and in such event, Tenant will protect, indemnify and save harmless the Landlord Protected Parties from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorney's fees and expenses) imposed upon or incurred by or asserted against the Landlord Protected Parties, or any of them, by reason of any bodily injury to or personal injury to or death of any person or more than one person or for damage to property, occurring on or about the Premises, caused by any party including, without limitation, any Landlord Protected Party, to the extent of the amount of the insurance required to be carried under this Section or such greater amount of insurance as is actually carried. Tenant shall cause its liability insurance to include contractual liability coverage fully covering the indemnity hereinabove set forth.

                                (ii) all contents and Tenant's trade fixtures,
                machinery, equipment, furniture and furnishings in the Leased Premises to the extent of at least ninety percent (90%) of their replacement cost under Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form ("all risk" coverage). Said insurance shall contain an endorsement waiving the insurer's right of subrogation against any Landlord Protected Party, provided that such waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that Landlord shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such waiver in full force and effect).

                        C. Landlord's Insurance. Landlord shall procure and maintain policies of insurance insuring:

                                (i) All claims, demands or actions made by or on
                behalf of any person or persons, firm or corporation and arising from, related to or connected with the Property, other than premises leased to tenants, for bodily injury to or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less then $3,000,000.00 combined single limit per occurrence/aggregate. Said insurance shall be written on an "occurrence" basis and not on a "claims made" basis. If at any time during the term of this Lease, Landlord owns more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned by Landlord.

                                (ii) The improvements at any time situated upon
                the Property against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form ("all risk" coverage). The insurance coverage shall be for not less than 90% of the full replacement cost of such improvements with agreed amount endorsement. Landlord shall be named as the insured and all proceeds of insurance shall be payable to Landlord. Said insurance shall contain an endorsement waiving the insurer's right of subrogation against any Tenant Protected Party, provided that such waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that Tenant shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such waiver in full force and effect).

                                (iii) Landlord's business income, protecting
                Landlord from loss of rents and other charges during the period while the Premises are untenantable due to fire or other casualty (for the period reasonably determined by Landlord).

                                (iv) Such other risks as reasonably determined
                by Landlord.

                        D. Form of Insurance. All of the aforesaid insurance shall be in responsible companies. As to Tenant's insurance, the insurer and the form, substance and amount (where not stated above) shall be satisfactory from time to time to Landlord and any mortgagee of Landlord, and shall unconditionally provide that it is not subject to cancellation, material modification or non-renewal except after at least thirty (30) days prior written notice to Landlord and any mortgagee of Landlord. Originals of Tenant's insurance policies (or certificates thereof satisfactory to Landlord), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with

     Landlord at the Commencement Date and renewals thereof not less than thirty
     (30) days prior to the end of the term of such coverage.

          14. INDEMNITY. Tenant agrees to protect, indemnify and save Landlord Protected Parties (as defined in Section 13) harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord Protected Parties, or any of them, by reasons of (a) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (b) performance of any labor or services or the furnishing of any materials or any property in respect to the Premises or any part thereof. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant will, at Tenant's expense, by counsel reasonably approved by Landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended.

          15.  ASSIGNMENT OR SUBLETTING.

               A.   Tenant shall not, without Landlord's prior written consent
     (i) assign, convey or mortgage this Lease or any interest under it; (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law; (iii) sublet the Premises or any part thereof; or (iv) permit the occupancy of the Premises or any part thereof by anyone other than Tenant. If Tenant desires to assign the Lease or enter into any sublease of the Premises, Tenant shall deliver written notice thereof to Landlord, together with a copy of the proposed assignment or sublease agreement at least thirty (30) day's prior to the effective date of the proposed assignment, or the proposed commencement date of the term of the proposed sublease.

               B. In making its determination as to whether to consent to any proposed assignment or sublease, Landlord may consider, among other things, the credit-worthiness and business reputation of the proposed assignee or subtenant, the intended manner of use of the Premises by the proposed assignee or subtenant, the estimated pedestrian and vehicular traffic in the Premises and to the Property which would be generated by the proposed assignee or subtenant, and any other factors which Landlord may deem relevant. Subject to the foregoing, Landlord's consent to any assignment or subletting shall not unreasonably be withheld. Any proposed assignment or sublease shall be expressly subject to the terms and conditions of the Lease. Any assignee shall expressly assume in writing all of Tenant's obligations under the Lease. Any sublease shall (a) provide that the sublease shall procure and maintain policies of insurance covering liability and covering all contents, sublessee's trade fixtures, machinery, equipment, furniture and furnishings in the Premises, each as required of Tenants' in accordance with the terms of Section 13(B)(ii) hereof, (b) provide for copy to Landlord of notice of default by either party, and (c) otherwise be reasonably acceptable in form to Landlord.

               C. In the event that Tenant proposes to assign the Lease or to enter into a sublease of all or substantially all of the Premises, Landlord shall have the right to terminate this Lease, effective as of the effective date of the assignment or the commencement date of the proposed sublease, as the case may be. Landlord may exercise said right by giving Tenant written notice thereof within fifteen (15) days after receipt by Landlord of Tenant's notice of the proposed assignment or sublease. In the event that Landlord exercises such right, Tenant shall surrender the Premises on the effective date of the termination and this Lease shall thereupon terminate. Landlord may, in the event of such termination, enter into a lease with any proposed assignee or subtenant for the Premises.

               D. In the event that Tenant proposes to sublease only a portion of the Premises, Landlord shall have the right to exclude from this Lease that portion of the Premises proposed to be sublet by Tenant, effective as of the Commencement Date of the proposed sublease. Landlord may exercise said right by giving written notice thereof to tenant within fifteen (15) days after receipt by Landlord of Tenant's notice of the proposed sublease, and Landlord may enter into a lease with the proposed subtenant for the portion of the Premises so excluded. In the event that Landlord exercises such right, Tenant shall surrender the portion of the Premises proposed to be sublet on the effective date of the exclusion, this Lease shall terminate with respect to that portion of the Premises so excluded, and Tenant shall reimburse Landlord, as additional rent, for any cost to Landlord of construction or installation of necessary walls and doors and relocation of utilities as required to divide the Premises (unless such cost is paid for by the subtenant, either in cash or expressly amortized in the Rent payable by such party). Effective as of the date that any portion of the Premises are excluded pursuant to this Section 15(D), the rent and Tenant's Pro Rata Share shall be reduced in the same proportion as the number of square feet of rentable area contained in the portion of the Premises so excluded bears to the number of square feet of rentable area contained in the Premises prior to such exclusion. Notwithstanding the exclusion of that portion of the Premises and the termination of the Lease as to said portion, the Lease shall continue in full force and effect, as so modified, as to the remaining portion of the Premises. If Landlord does not exercise its right under this section 15(D) to exclude from this Lease that portion of the Premises proposed to be sublet by Tenant, and if Tenant enters into the proposed sublease, Tenant shall pay to Landlord monthly, as additional rent hereunder, fifty percent (50%) of the amount calculated by subtracting from the rent and other consideration payable by the subtenant to Tenant for said space during any month, the amount of "Effective Rent" payable by Tenant to Landlord for such month, allocated to the subleased portion of the Premises. Effective Rent for any month shall mean a sum calculated by (a) determining the total of (i) Monthly Base Rent and Additional Rent under Section 7 theretofore abated, plus (ii) any cash allowances theretofore paid or thereafter to be paid to Tenant, plus (iii) any payments by Landlord under prior leases of Tenant, plus (iv) any above building standard construction, as reasonably determined by Landlord, (b) dividing said total by the total number of months in the Term, and (c) subtracting the quotient from the amount of Monthly Base Rent payable under this Lease for such month. For such purpose, Effective Rent shall be deemed allocated based on the relative rentable square foot area of the total Premises and of that portion of the Premises so subleased by Tenant.

                  E. No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured. No permitted assignment or subletting shall relieve Tenant from Tenant's obligations and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

            16. CONDITION OF PREMISES. Except as expressly set forth in this Lease or in the Work Letter Agreement, Landlord has made no promise to alter, remodel or improve the Premises and has made no representations respecting the condition of the Premises or the Property.

            17. USE OF PREMISES. Tenant agrees to perform the following covenants and to comply with all reasonable rules and regulations that Landlord may hereafter from time to time make for the Property. Landlord shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.

                  A. Tenant shall occupy and use the Premises during the terms for the purpose specified in Section 5 hereof and none other, and shall not conduct itself, or permit its agents, employees or invitees to conduct themselves, in the Premises or in the Building, in a manner inconsistent with the character of the Building as a mixed use building of the highest class, or with the comfort or convenience of other tenants.

                  B. Tenant shall not, without the prior written consent of Landlord, exhibit, sell, or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by Tenant.

                  C. Tenant will not make or permit to be made any use of the Premises which, directly or indirectly, is forbidden by public law, ordinance or governmental regulation. Without limiting the generality of the foregoing, Tenant shall not use or intend to use the Premises, in any manner or part, to commit, or facilitate the commission of a violation of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended, or to subject the Property or any part thereof to forfeiture under the Illinois Controlled Substances Act, Cannabis Control Act or any similar statute.

                  D. Tenant shall not sell or offer to sell, distribute or serve any alcoholic or other intoxicating beverage in or about the Premises.

                  E. Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public areas within the Building shall be installed in such manner and be of such character and style as Landlord shall approve in writing prior to such installation. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building.

                  F. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Project or the Building for any purposes other than that of the business address of Tenant, and Tenant shall never use any picture or likeness of the Project or the Building in any circulars, notices, advertisements or correspondence without Landlord's prior written consent.

                  G. Tenant shall not obstruct or use the public areas of the Building for storage, or for any purpose other than ingress and egress. Tenant shall not place any object against glass partitions, doors or windows in the corridor area.

                  H. No additional locks or similar devices shall be attached to any door without Landlord's prior written consent and only upon the condition that Landlord shall have the keys to or combination of such additional locks or devices. No keys for any door other than those provided by Landlord shall be made. If more than one key for each lock is desired, Landlord will provide the same upon payment by Tenant.

            I. All persons entering or leaving the Building may be required to do so under such regulations and controls as Landlord may from time to time impose. Without limiting the generality of the foregoing, all persons entering or leaving the Building between the hours of 6 P.M. and 8 A.M. Monday through Friday or at any time on Saturday, Sunday or holidays may be required to identify themselves to a watchman by registration or otherwise and to establish their right to enter or leave the Building.

            J. All corridor doors shall remain closed at all times when not in use.

            K. Tenant assumes all responsibility for protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured.

            L. Only machinery or mechanical devices of a nature directly related to Tenant's ordinary use of the Premises shall be installed, placed or used in the Premises and the installation and use of all such machinery and mechanical devices is subject to the other covenants contained in this Section 17 and the other portions of this Lease.

            M. Tenant shall not do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which would increase the fire or other casualty insurance rate on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property on a standard risk basis. In the event that any use of the Premises by Tenant so increases such cost of insurance, Tenant shall pay such increased cost to Landlord on demand as Additional Rent, but such demand, or acceptance of such payment shall not be construed as a consent by Landlord to Tenant's such use, or limit Landlord's further remedies under this Lease.

            N. Tenant shall comply, and cause its employees, agents, contractors and invitees to comply, with Landlord's restrictions relative to smoking in the lobbies, corridors, elevators, links, lavatories or other common areas on the Property, whether posted or otherwise communicated to Tenant.

            O. Safes, furniture, equipment, machines and other large or bulky articles shall be brought into and out of the Building and into and out of the Premises only through designated service entrances, and only then at such times and in such manner (including the proper protection of the Building and the Premises) as the Landlord shall direct and at Tenant's sole risk and cost.

            P. Tenant shall not in any manner deface or damage the Property, the Building or the Premises.

            Q. Tenant shall not permit inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or any other articles of an intrinsically dangerous nature in the Building or the Premises.

            R. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring of the Building and the Premises and the requirements of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electrical equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity. [SEE RIDER.]

            S. To the extent permitted by law, Tenant shall not permit picketing or other union activity involving its employees in the Building, except in those locations and subject to time and other limitations to which Landlord may give prior written consent.

            T. Tenant shall not enter or permit to be entered into or upon the roof of the Building or any storage, heating, ventilation, air conditioning, mechanical or machinery housing areas.

            U. Tenant shall not distribute literature, flyers, handouts or pamphlets of any type in any of the common areas of the Property without the prior written consent of Landlord.

            V. Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises. Tenant shall not cause or permit to be caused by any electrical or communication interference of any kind to any electrically operated equipment on the Property resulting directly or indirectly from the installation and/or operation of any of Tenant's equipment.


            W. Tenant shall not permit objectionable odors or vapors to emanate from the Premises.

                  X. Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord or with the terms and conditions of any collective bargaining agreement to which Landlord or landlord's agents or contractors may be a party.

                  Y. Tenant shall not bring or permit to be brought, any bicycles or other vehicles into the Building or the Premises.

                  Z. Tenant shall not bring or permit to be brought, any animals (other than animals to assist disabled persons) onto the Property or into the Building or the Premises.

                  AA. Tenant shall not waste water by tying, wedging or otherwise fastening open any faucets.

                  BB.   Tenant shall not fasten any carpeting to the floors
      other than by the method approved by Landlord. Tenant shall use protective mats under desks, chairs or equipment and shall take such additional precautions as may be necessary to protect the carpeting from damage other than reasonable wear and tear.

                  CC.   [SEE RIDER.]

            18.   REPAIRS AND COMPLIANCE.

                  A. Landlord shall keep the elevators, outside walls, roof and all public areas of the Building in good order and repair, and shall perform all maintenance and repairs to the heating, ventilating and air conditioning equipment serving the Premises. Except to the extent tenants (including Tenant) are required to reimburse Landlord for such work, the cost thereof to Landlord shall be included in Operating Expenses.

                  B.    Tenant shall promptly pay for the repairs set forth in
      Section 10(B) hereof and Tenant shall, at Tenant's own expense, comply with all laws and ordinances, and all orders, rules and regulations of all governmental authorities and of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Premises or to the Tenant's use thereof, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any substantial structural alteration of or in connection with the Premises, unless such alteration is required by reason of Tenant's use of the Premises, or a condition which has been created by or at the sufferance of Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Without limiting the generality of the foregoing, Tenant shall make any Alterations to the Premises required under Title III of the Americans with Disabilities Act (the "ADA") by reason of Tenant's use thereof.

            19. FIRE OR CASUALTY. If the Premises or the building of which the Premises are a part (including machinery or equipment used in its operation) shall be damaged or destroyed by fire or other cause and if the Premises or such building may be repaired and restored within one hundred eighty (180) days after such damage, then Landlord shall commence to restore the Premises or such building within sixty (60) days after such damage, and shall repair and restore the same with reasonable promptness. [SEE RIDER.] If the damage renders the Premises or such building untenantable in whole or in part and cannot reasonably be repaired or restored within one hundred eighty (180) days, or if Landlord elects to demolish such building or cease its operation, then Landlord shall have the right to cancel and terminate this Lease as of the date of such damage by giving written notice thereof to Tenant at any time within fifty-five (55) days after such damage shall have occurred. If Landlord does not elect to cancel and terminate this Lease as herein provided, Landlord shall repair and restore the Premises or such building with reasonable promptness. In the event any such damage renders the Premises untenantable by reason of such damage, then Rent shall abate during the period beginning with the date of such fire or other casualty and ending with the date when the Premises are again rendered tenantable by an amount bearing the same ratio to the total amount of Rent for such period as the untenantable portion of the Premises bears to the entire Premises.

            20.   EMINENT DOMAIN.

                  A. Taking of the Whole. In the event that the whole or a substantial part of the Premises shall be condemned or taken in any manner for any public or quasi-public use, and as a result thereof, the Premises cannot be used for substantially the same purpose as prior to such taking, this Lease and the Term and estate hereby granted shall cease and terminate as of the date possession is taken, and Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord its interest in said award, but if Landlord elects to make comparable space available to the Tenant within the Building under comparable rent and terms as herein provided. Tenant shall accept such space and this Lease shall then apply to such space. [SEE RIDER.]

                B. Partial Taking. If less than the whole or a substantial part of the Premises shall be so condemned or taken, and after such taking the Premises can be used for substantially the same purpose as prior thereto, the Lease term shall cease only on the part so taken, as of the date possession shall be taken by such public authority, and Tenant shall pay full Rent up to that date (with appropriate refund by Landlord of such Rent as may have been paid in advance for any period subsequent to the date possession is taken) and thereafter the Rent shall be equitably adjusted. Landlord shall, at its expense, make all necessary repairs or alterations to the Building so as to constitute the Premises a complete architectural unit, provided that Landlord shall not be obligated to undertake any such repairs and alterations if the cost thereof exceeds the award resulting from such taking.

                C. Landlord's Right to Terminate. If more than fifty percent (50%) of the building of which the Premises are a part or more than twenty-five percent (25%) of the aggregate rentable area of the buildings taken in the aggregate in the Project shall be taken by the exercise or under the threat of the exercise of the power of eminent domain, Landlord may, by notice in writing to Tenant delivered on or before the day of surrendering possession to the public authority, terminate this Lease, and rent shall be paid or refunded as of the date of termination. Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord its interest in said award.

            21. SURRENDER. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of the Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with all improvements thereon, to Landlord in good condition and repair, reasonable wear and tear excepted; conditions existing because of Tenant's failure to perform maintenance, repairs or replacements as required of Tenant under this Lease shall not be deemed "reasonable wear and tear." Tenant shall surrender to Agent all keys to the Premises and make know to Agent the explanation of all combination locks which Tenant is permitted to leave on the Premises. Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant). Tenant may remove any floor covering as to which Tenant paid the total cost of purchase and installation; in such event, Tenant shall remove all fastenings, paper, glue, bases and other vestiges thereof and restore the floor surface to its previous condition, or shall pay to Landlord the cost of so restoring the floor surface condition. Except as provided in the immediately preceding sentence, all additions, hardware, non-trade fixtures and all improvements, in or upon the Premises placed there by Tenant ("Alterations") shall become Landlord's property and shall remain upon the Premises upon such termination without compensation or allowance credit to Tenant, provided, however, that Landlord shall have the right to require Tenant to remove any Alterations or any portion thereof, including without limitation any floor covering purchased and installed at Tenant's sole cost, and to restore the Premises to their condition prior to the making thereof, repairing any damage occasioned by such removal and restoration. Said right shall be exercised by Landlord's giving written notice thereof to Tenant on or before twenty (20) days after any such termination. If Landlord requires removal of any Alteration or portion thereof, and Tenant does not make such removal in accordance with this Section at the time of such termination or within ten (10) days after such request, whichever is later, Landlord may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, deliver the same to any other place of business of Tenant, or warehouse the same. Tenant shall pay the costs of such removal, repair, delivery and warehousing to Landlord on demand.

            22. REMOVAL OF TENANT'S PROPERTY. Upon the termination of this Lease by lapse of time, Tenant shall remove Tenant's articles of personal property incident to Tenant's business ("Trade Fixtures"); provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Tenant does not remove Tenant's Trade Fixtures from the Premises prior to the expiration or earlier termination of the Least Term, Landlord may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or deliver the same to any other place of business of Tenant, or warehouse the same, and Tenant shall pay the cost of such removal, repair, restoration, delivery or warehousing to Landlord on demand, or Landlord may treat said Trade Fixtures as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

            23. HOLDING OVER. Tenant shall have no right to occupy the Premises or any portion thereof after the expiration of the Lease or after termination of the Lease or of Tenant's right to possession pursuant to Section 28 hereof. In the event Tenant or any party claiming by, through or under Tenant holds over, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and for damages. For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Premises after the expiration of Lease or after termination of the Lease or Tenant's right to possession, Tenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Monthly Base Rent and Additional Rent payable by Tenant hereunder immediately prior to the expiration or other termination of the Lease or of Tenant's right to possession. The acceptance by Landlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

                  24. SUBORDINATION OR SUPERIORITY. If the mortgage or trustee named in any mortgage or trust deed hereafter made ("Mortgagee") shall agree that, if it becomes the owner of the Property by foreclosure or deed in lieu of foreclosure, it will recognize the rights and interests of Tenant under the Lease and not disturb Tenant's use and occupancy of the Premises if and so long as Tenant is not in default under the Lease (which agreement may, at such mortgagee's option, require attornment by Tenant), then all or a portion of the rights and interests of Tenant under this Lease shall be subject and subordinate to such mortgage or trust deed and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Any such Mortgage may elect that, instead of making this Lease subject and subordinate to its mortgage or trust deed, the rights and interests of Tenant under this lease shall have priority over the lien of the mortgage or trust deed, whichever alternative may be elected by the Mortgagee. If Tenant fails to execute and deliver any such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact, in its name, place and stead so to do.

                  25. ENCUMBERING TITLE. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Property, nor shall the interest or estate of Landlord in the Premises, the Building or the Property be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Premises, the Building or the Property arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Premises, the Building and the Property.

                  26. LIENS AND RIGHT TO CONTEST. Tenant shall not permit the Premises, the Building or the Property to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction or sufferance of, Tenant, provided, however, that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises, the Building or the Property by reason of non-payment thereof, provided further, however, that on final determination of the lien or claim of lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

                  27. DEFAULTS. Tenant further agrees that any one or more of the following events shall be considered Events of Default as said term is used herein, that is to say, if:

                             A. Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty
        (60) days from the date of the entry or granting thereof; or

                             B.        Tenant shall file, or admit the
        jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Tenant shall institute any proceedings for relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

                             C. Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

                             D.        The Premises are levied on by any
        revenue officer or similar officer; or

                             E. A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

                             F. Tenant shall abandon the Premises or vacate the same during the Term hereof; or

                             G. Tenant shall default in any payments of Rent required to be made by Tenant hereunder when due as herein provided and such default shall continue for five (5) days after notice thereof in writing to Tenant; or

          H. Tenant shall default in securing insurance or in providing evidence of insurance as set forth in Section 13 of this Lease and such default shall continue for five (5) days after notice thereof in writing to Tenant; or

          I. Tenant shall fail to contest the validity of any lien or claimed lien and give security to Landlord to assure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfied and judgment rendered thereon, and such default continues for ten (10) days after notice thereof in writing to Tenant; or

          J. Tenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant or shall exist at the expiration of the Term; or

          K. Tenant shall default in keeping, observing or performing any covenant or agreement herein contained to be kept, observed and performed by Tenant, which default may result in an imminent risk of damage to property (including without limitation the Property or the improvements thereon or injury to or death of persons, and such default shall not be cured immediately upon notice hereof to Tenant (which notice shall be oral); or

          L. Tenant shall repeatedly be late in the payment of Rent required to be paid hereunder or shall repeatedly default in the keeping, observing or performing of any other covenants or agreements herein contained to be kept, observed or performed by Tenant (provided written notice of such payment or other defaults shall have been given to Tenant, but whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given).

     28. REMEDIES. Upon the occurrence of any one or more Events of Default, Landlord may terminate this Lease. Upon termination of this Lease, Landlord may re-enter the Premises with or without process of law using such force as may be necessary, and may remove all persons, fixtures and chattels therefrom and Landlord shall not be liable for any damages resulting therefrom. Such re-entry and repossession shall not work a forfeiture of the Rent to be paid and the covenants to be performed by Tenant during the full Term. Upon such repossession of the Premises, Landlord shall be entitled to recover as liquidated damages and not as a penalty a sum of money equal to the value of the Rent provided herein to be paid by Tenant to Landlord for the remainder of the Term, less the fair rental value of the Premises for said period. Upon the happening of any one or more of the above-mentioned Events of Default, Landlord may repossess the Premises by forcible entry or detainer suit, or otherwise, without demand or notice of any kind to Tenant (except as hereinabove expressly provided for) and without terminating this Lease, in which event Landlord may relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Term, and the right to relet the Premises as apart of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If Landlord does not relet the Premises, Tenant shall pay to Landlord on demand as liquidated damages and not as a penalty a sum equal to the amount of Rent herein to be paid by Tenant for the remainder of the Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the rent accruing therefrom (including but not by way of limitation, reasonable attorneys' fees and brokers' commissions), to satisfy the Rent herein provided to be paid for the remainder of the Term, Tenant shall pay to Landlord on demand any deficiency. Landlord shall use reasonable efforts to mitigate its damages arising out of Tenant's default; Landlord shall not be deemed to have failed to use such reasonable efforts by reason of the fact that Landlord has leased or sought to lease other vacant premises owned by Landlord in preference to reletting the Premises, or by reason of the fact that Landlord has sought to relet the Premises at a rental rate higher than that payable by Tenant under the Lease (but not in excess of the then current market rental rate).

     29. OPPORTUNITY TO CURE. If Tenant defaults under Section 27(J), and such default cannot with due diligence be cured within a period of thirty (30) days, and if notice thereof in writing shall have been given to Tenant, and if Tenant, prior to the expiration of thirty (30) days from and after the giving of such notice, commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then an Event of Default shall not be deemed to have occurred; provided, however, that Tenant's right to cure hereunder shall not extend beyond the expiration of the Term, and provided further that the curing of any default in such manner shall not be construed to limit or restrict Landlord's remedies for any other default which becomes an Event of Default.

     30. LANDLORD'S RIGHT TO CURE. Landlord may, but shall not be obligated to, cure any default by Tenant specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims, after complying with the notice provisions established in Section 29 and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorney's fees, shall be so much Additional Rent due on the next rent date after such payment together with interest (except in the case of said attorney's fees) at the Default Rate, from date of advancement to the date of repayment by Tenant to Landlord.

                31. REMEDIES CUMULATIVE. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may rise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default, shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein or affect the rights of Landlord with respect to any other existing or subsequent defaults. Neither the rights herein given to receive, collect, sue for or distrain for any Rent, or to enforce the terms, provisions and conditions of this Lease, or to prevent the breach or non-observance thereof, or the exercise of any such right or any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Landlord to declare the Lease Term hereby granted ended, or to terminate this Lease as provided for in this Lease, or to repossess without terminating the Lease, because of any default in or breach of the covenants, provisions, or conditions of this Lease.

                32. DEFAULT UNDER OTHER LEASES. A default in this Lease, or in any other lease made by Tenant for any other premises on the Project shall, at the Option of Landlord, be deemed a default in this Lease, the other lease or both leases.

                33. NO REINSTATEMENT. The acceptance by Landlord of any payment of rent or other charges thereunder after the termination by Landlord of this Lease of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Tenant to Landlord.

                34. ALTERATION.

                        A. Tenant shall not make any alterations in or additions to the Premises without Landlord's prior written consent in each and every instance. [SEE RIDER]. As to any interior, non-structural alteration, Landlord shall not unreasonably withhold its consent; as to any other alteration, Landlord's consent may be withheld in Landlord's discretion. In making its determination of whether to consent to any proposed alteration as to which its consent may not be unreasonably withheld, Landlord may consider, among other things, the remaining length of the Term, the effect of the proposed alteration on the ability of the Landlord to lease the Premises to a successor to Tenant, and any other factors which Landlord may deem relevant. If Landlord consents to any proposed alteration or addition (which alteration or addition consented to is herein referred to as the "Alteration"), Landlord may elect, alternatively and at Landlord's option, to either arrange and contract for the Alteration to be performed, or to permit Tenant itself to arrange and contract for the Alteration, each as hereinafter provided.

                        B. In the event that Landlord shall elect to permit Tenant to arrange and contract for the Alteration, then Tenant shall, before permitting commencement of the Alteration, furnish to Landlord for Landlord's review and approval all necessary plans and specifications in reasonable detail, names and addresses of proposed contractors, copies of contracts, and shall furnish necessary permits and indemnification in form and amount reasonably satisfactory to Landlord, against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the Alteration, and certificates of insurance in form and amount reasonably satisfactory to Landlord from all contractors performing labor or providing materials, insuring Landlord against any and all liabilities which may arise out of or be connected in any way with the Alteration; Tenant shall pay all costs and expenses relative to the Alteration. Tenant shall permit Landlord to monitor the construction operations in connection with the Alteration and to restrict, as may reasonably be required, the passage of manpower and materials and the conducting of construction activity in order to avoid unreasonably disruption to Landlord or to other tenants of the Building or damage to the Property or the Premises. Tenant shall pay to Landlord, for Landlord's overhead in connection with monitoring the Alteration, a sum equal to ten percent (10%) of Tenant's costs for the Alteration. Promptly following completion of the Alteration, Tenant shall furnish to Landlord contractors' affidavits, full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection with the Alteration. Whether or not Tenant shall furnish Landlord with all the foregoing, Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any and all liabilities of any kind and description which may arise out of or be connected in any way with any Alteration. Any Alteration performed by Tenant shall comply with all Landlord's insurance requirements and with all applicable laws, ordinances and regulations. Landlord's approval of plans and specifications or supervision of construction operations, if any, shall not imply Landlord's acknowledgment, opinion or belief that the Alteration complies with any such applicable laws, ordinances or regulations, nor relieve Tenant from any responsibility hereinabove imposed. Following the completion of the Alteration, Tenant shall also provide Landlord with "as-built" drawings showing in detail the full extent and nature of the Alteration.

                  C. In the event that Landlord shall elect to directly arrange and contract for the Alteration on behalf of Tenant, Landlord shall assume full responsibility for the preparation of plans and specifications for the Alteration for the Tenant's approval, the contracting for all labor and materials required by the Alteration, compliance of the Alteration with all applicable laws, ordinances, regulations, insurance and other requirements, and monitoring of the Alteration. Tenant shall pay to Landlord the cost of the Alteration including, without limitation, the cost of preparing the plans and specifications, the cost of permits, fees, labor and materials required to complete the Alteration, and the cost, if any, to repair and/or redecorate the Premises as may be necessitated by the Alteration (collectively "Costs"). Landlord's charge to Tenant for Landlord's overhead in connection with Landlord's performance of the Alteration shall be computed at twenty percent (20%) of the total substantiated Costs. The Costs payable by Tenant to Landlord and Landlord's charge therefor shall be deemed to be Additional Rent and shall be paid by Tenant as the Alterations are performed, upon being billed by Landlord.

            35. SECURITY DEPOSIT. To secure the faithful performance by Tenant of all the covenants, conditions and agreements in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed including, but not by way of limitation, such covenants and agreements in this Lease which become applicable upon the termination of the same by re-entry or otherwise, Tenant has deposited with Agent the Security Deposit as specified in Section 1(N) on the understanding that: (a) the Security Deposit or any portion thereof not previously applied, or from time to time, such one or more portions thereof, may be applied to the curing of any default that may then exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application Tenant shall pay Agent on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) should the Property be conveyed by Landlord or should Agent cease to be the agent of the beneficiaries of Landlord, the Security Deposit or any portion thereof not previously applied may be turned over the Landlord's grantee or the new agent, as the case may be, and if the same be turned over as aforesaid, Tenant hereby releases Landlord and Agent from any and all liability with respect to the Security Deposit and/or its application or return; (c) Landlord shall have no personal liability with respect to said sum and Tenant shall look exclusively to Agent or its successors for return of said sum when Tenant is entitled hereunder to such return; (d) Agent or its successor shall not be obligated to hold the Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds; (e) if Tenant shall faithfully fulfill, keep, perform and observe all of the covenants, conditions and agreements in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, performed and observed, the sum deposited or the portion thereof not previously applied, shall be returned to Tenant without interest no later than thirty (30) days after the expiration of the Term of this Lease or any renewal or extension thereof, provided Tenant has vacated the Premises and surrendered possession thereof to Landlord at the expiration of said Term or any extension or renewal thereof as provided herein; (f) in the event that Landlord terminates the Lease or Tenant's right to possession pursuant to Section 28 of this Lease, Agent may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Tenant's default; (g) in the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any Rent or Additional Rent due Landlord for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Landlord in partial liquidation of Landlord's damages.

            37. PARKING AREAS. Tenant has been allocated a total number of parking spaces in the Project as designated in Section 1(R). It is understood by the parties hereto that parking on the Project is presently allocated to tenants thereof on an unreserved basis, but that each tenant will be allocated a certain number of parking spaces located in the executive parking structure, on a designated basis. Landlord shall provide, for Tenant's use on a designated basis, the number of parking spaces in the executive parking structure set forth in Section 1(S). It is understood and agreed that the number of parking spaces in the executive parking structure set forth in Section 1(S) is included in the total number of parking spaces set forth in

Section 1(R), and is not in addition thereto. Landlord shall have no obligation to Tenant to enforce the parking limits imposed on other tenants on the Project or to enforce against third parties Tenant's right to the exclusive use of its executive parking structure parking spaces. If, however, Tenant uses parking in excess of that provided for herein or uses parking spaces designated by Landlord for special use, and if such use occurs on a regular basis, and if Tenant fails, after written notice from Landlord to reduce its excess use of the parking areas or its use of parking spaces designated by Landlord for special use, then such failure shall constitute a default under this Lease. Tenant agrees that it shall, upon written request from Agent, provide Agent with license numbers of automobiles used by its employees or require its employees to affix a parking identification sticker to the window of the employee's automobile, in a manner reasonably designated by Agent. Tenant shall cause its personnel who have been designated by Tenant as the persons who are authorized to use Tenant's allocated executive parking structure parking spaces to refrain from parking their automobiles in the unreserved (surface) parking area of Westbrook during the hours of 8:00 a.m. to 6:00 p.m. (or such other hours as may be designated from time to time by Agent), Mondays through Fridays. If any such personnel park in the unreserved parking area during such hours on a regular or repeated basis and Tenant fails, after notice from Landlord, to cure such breach, then Landlord shall have the right, at is option, exercisable by notice in writing to Tenant, to reduce the number of parking spaces in the executive parking structure allocated to Tenant in Section 1(S) by a number equal to the number of Tenant's personnel who shall have breached said provision.

            38. BROKERAGE. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than the Broker as specified in Section 1(O) and covenants to pay, hold harmless and indemnify Landlord from and against any and all costs (including reasonable attorneys' fees), expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof.

            39. ESTOPPEL CERTIFICATES. Tenant shall at any time and from time to time upon not less than 10 days' prior written notice from Landlord execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee, a written statement certifying that Tenant has accepted the Premises, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), that Landlord is not in default hereunder, the date to which Rent has been paid in advance, if any, and such other accurate certifications as may reasonably be requested by Landlord or Landlord's mortgagee, and agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord. It is intended that any such statement delivered by Tenant to Landlord pursuant to this Section may be relied upon by any prospective purchaser of the Property and Premises, any mortgagee of the Property and Premises and their respective successors and assigns. If Tenant fails to provide such statement in the manner herein required, in addition to any other remedy available to Landlord, Tenant shall be liable to Landlord for all costs, expenses and damages resulting from such failure.

            40. TENANT'S STATEMENT. Tenant shall furnish to Landlord within ten
(10) days after written request therefor from Landlord (not more frequently than once in any twelve (12) month period), a copy of Tenant's then most recent audited and certified financial statement. It is mutually agreed that the Landlord may deliver a copy of such statements to any mortgagees or prospective mortgagee of Landlord, or any prospective purchaser of the Property, but otherwise Landlord shall treat such statements and information therein as confidential.

            41. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused, if sent by United States Registered or Certified Mail, postage prepaid, or if sent by courier service, with receipt, (a) if for Tenant, addressed to Tenant at the Premises or at such other place as Tenant may from time to time designate by notice to the Landlord, or (b) if for Landlord, in care of the Agent, Attention:
Owner's Rep, or at such other place as Landlord may from time to time designate by notice to Tenant. Tenant may rely upon any notice, consent or approval given in writing by the Agent or from the attorneys for the Agent or for Landlord.

            42. MODIFICATION OF LEASE. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein. This Lease may be modified or altered only by agreement in writing between Landlord and Tenant.

            43. LANDLORD MEANS OWNER. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Premises and the Property, and in the event of any transfer or transfers of title thereto, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided, that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

            44. MISCELLANEOUS PROVISIONS. All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance. Time is of the essence of this Lease, and all provisions relating thereto shall be strictly construed. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal/agent, or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and conditions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. The covenants of this Lease which, by their terms, require payment or performance by Tenant after the expiration or earlier termination of the Lease and the obligation to pay any liability accruing during the term of the Lease, shall survive the expiration or earlier termination of the Lease. This Lease shall be governed by and construed in accordance with the laws of the State of Illinois.

     45. SHORT FORM LEASE. This Lease shall not be recorded, but the parties agree, at the request of either of them, to execute a Short Form Lease for recording, containing the names of the parties, the legal description and the Term.

     46. BINDING ON SUCCESSORS. All of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and whenever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors or assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     47. EXECUTION OF LEASE BY LANDLORD. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for the Lease. This instrument becomes effective as a Lease upon execution and delivery by both Landlord and Tenant.

     48. LIGHT AND AIR. No rights to light or air over any real estate, whether belonging to Landlord or any other party, are granted to Tenant by the Lease.

     49. FORCE MAJEURE. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if Landlord's failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, delays caused directly by Tenant or Tenant's agents, employees and invitees, or any other cause beyond the reasonable control of the Landlord.

     50. LANDLORD'S EXPENSES. Tenant agrees to pay on demand Landlord's expenses, including reasonable attorney's fees, expenses and administrative hearing and court costs incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant, in connection with appearing, defending or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease, or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord's agreement, approval or consent to any action of Tenant which may be desired by Tenant or required of Tenant hereunder. All such expenses shall be deemed to be Additional Rent.

     51. TENANT'S AUTHORIZATION. If Tenant is a corporation, partnership, association or any other entity, Tenant shall furnish to Landlord, within ten
(10) days after written request therefor from Landlord, certified resolutions of Tenant's directors or other governing person or body authorizing execution and delivery of this Lease and performance of Tenant of its obligations hereunder, and evidencing that the person who physically executed the Lease on behalf of Tenant was duly authorized to do so.

     52. EXCULPATORY CLAUSE. This Lease is executed by LaSalle National Trust, N.A., not personally but as Successor Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiary of a certain Trust Agreement dated February 9, 1990, and known as Trust Number 115264. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against said Trustee personally or said beneficiaries or their agents, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, to keep, preserve or sequester any property of said Trust, that said Trustee is not the agent of the beneficiaries and has no authority to bind the beneficiaries to perform any covenant or agreement herein, and that all personal liability of said Trustee (and said beneficiaries and their agents to the extent permitted by law) of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust Estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. It is further understood and agreed that the said Trustee has no agents or employees and merely holds naked legal title to the property herein described, and has no knowledge respecting rentals, leases, or other factual matter with respect to said premises, except as represented to it by the beneficiaries of said Trust.

         The parties hereto have caused this Lease to be executed on the date first above written.

                                    LANDLORD:
                                    LaSALLE NATIONAL BANK, successor Trustee To:

                                    LASALLE NATIONAL TRUST, N.A.,
                                    not individually but as Successor
ATTEST:                             Trustee as aforesaid



/s/ NANCY A. STACK                  By /s/ [SIGNATURE ILLEGIBLE]
-------------------------------        ------------------------------------
    Asst. Secretary                    Its Vice President
                                           --------------------------------


                                    TENANT:

ATTEST:                             Advanced Radio Telecom, Inc.


                                    By /s/ [SIGNATURE ILLEGIBLE]
-------------------------------        ------------------------------------
          Secretary                    Its VP and General Manager
                                           --------------------------------

                     RIDER TO OFFICE LEASE BETWEEN LA SALLE
                 NATIONAL TRUST, TRUST NO. 115264, AS LANDLORD,
                  AND ADVANCED RADIO TELECOM, INC., AS TENANT

        R-1. Addendum to Section 1(G). Effective January 1, 1998, Monthly Base Rent shall be payable in accordance with the following schedule:

    Period:                   Monthly Base Rent:
    -------                   ------------------
1/1/98-12/31/98                 $ 12,490.75
1/1/99-12/31/99                   12,735.67
1/1/00-12/31/00                   12,980.58
1/1/01-12/31/01                   13,225.50
1/1/02-12/31/02                   13,470.42
1/1/03-12/31/03                   13,715.34

        R-2. Addendum to Subsection 1(N). Provided that no Event of Default by Tenant shall then exist, the amount of the Security Deposit shall be reduced, upon the expiration of the third year of the Term, to $12,245.83.

        R-3. First Addendum to Section 4. If the cost of the Work exceeds the sum of $171,000.00, Tenant shall deposit the excess with Agent promptly upon receipt of written notice thereof from Agent.

        R-4. Second Addendum to Section 4. Landlord shall make a good faith effort to give Tenant written notice of any delay occasioned by an act or omission of Tenant, but Landlord shall not be deemed in default hereunder for failing to give such notice.

        R-5. Addendum to Section 7(B)(iii)(f). There shall be excluded from Taxes penalties incurred by Landlord due to Landlord's late payment of Taxes.

        R-6. Addendum to Section 9(B). Landlord represents that based upon the use of the Premises as contemplated by Tenant's plans and specifications referred to in Exhibit C and approved by Landlord, supplementary air conditioning equipment will not be required.

        R-7. First Addendum to Section 9. If Tenant requires heat or air conditioning in the Premises other than during Business Hours, the rate for such service during the initial Term (predicated on utility rates as they are in effect as of the execution and delivery of this Lease), shall be $17.00 per hour or fraction thereof for each wing or part thereof occupied by Tenant and requiring such service. If utility rates increase, then Landlord shall have the right to increase said hourly rate to compensate Landlord for the actual amount of the additional costs of the utilities utilized to provide such service by reason of said rate increases. After the expiration of the initial Term (i.e., during any additional term resulting from the exercise of an option to extend or otherwise), Landlord shall have the right to charge the same rate for such service as its usual and customary rate charged to other tenants on the Property from time to time. Landlord's overhead charge shall not be made relative to said service.

            R-8. Second Addendum to Section 9. Anything in Section 9 to the contrary notwithstanding, if Landlord's failure or inability to furnish any service is the direct result of Landlord's negligence or willful misconduct, or if Landlord is not proceeding diligently to correct such failure or inability to furnish any service and, in either event, the Premises or any portion thereof is rendered unusable by Tenant for a period of five (5) consecutive business days, Tenant shall be entitled to an equitable abatement of Monthly Base Rent payable hereunder with respect to the Premises or portion thereof rendered unusable beginning on the sixth (6th) business day of such failure or inability of Landlord to furnish such service until the date such service is rendered.

            R-9. Addendum to Section 12(M). If because Landlord fails to complete any inspections or repairs to the Premises, the Building or Property with due diligence, the Premises become untenantable for a period in excess of five (5) consecutive business days, Rent shall thereafter abate on a per diem basis until the Premises are again tenantable by Tenant.

            R-10. Addendum to Section 12(P). Landlord shall not, in connection therewith, materially interfere with Tenant's use and enjoyment of the Premises or materially reduce the rentable area of the Premises. Unless otherwise agreed to by Tenant, each of such items shall be located inside the walls, above dropped ceilings or below the floor level of the Premises.

            R-11. Addendum to Section 17(R). Landlord represents to Tenant that the capacity of the electric wiring in the Building and the Premises is sufficient for Tenant's use as reflected in the plans and specifications referred to in Exhibit C and approved by Landlord.

            R-12. Addendum to Section 17(CC). Tenant shall not operate any coin or token operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages, or service, except for use by its employees and their guests. Tenant agrees that it will afford other tenants in the Project designated by Landlord a reasonable opportunity to bid to provide such machines.

            R-13. Addendum to Section 19. If the damage renders the Premises or such building untenantable in whole or in part and cannot reasonably be repaired or restored within three hundred sixty-five (365) days after the event causing such damage or destruction, Landlord shall promptly give Tenant written notice thereof and Tenant shall have the right, exercisable by giving written notice thereof to Landlord within twenty (20) days after receipt of such notice from Landlord, to terminate this Lease as of the date of such damage. If neither party elects to cancel and terminate this Lease as herein provided, Landlord shall repair and restore the Premises or such building with reasonable promptness.

            R-14. Addendum to Section 20(A). Tenant shall have the right to claim and to retain any separate award for moving expenses or for the taking of Tenant's trade fixtures, provided such separate award does not delay or reduce the amount of Landlord's award.

            R-15. Addendum to Section 34(A). Anything in Section 34(A) to the contrary notwithstanding, Landlord's prior written consent shall not be required for (a) wall coverings or (b) interior, non-structural Alterations not affecting the Building's heating, ventilating or air conditioning systems, or the Building's electrical or plumbing systems, and costing, in each instance, less than Five Thousand Dollars ($5,000.00), provided the cost of such Alterations shall not in any twelve (12) month period aggregate more than Twenty

Thousand Dollars ($20,000.00). Tenant shall, however, give Landlord written notice of such Alterations. Landlord's review and approval of plans and specifications, names and addresses of proposed contractors, copies of contract, indemnification and supervision shall not be required, but Tenant shall otherwise comply, in connection with such Alterations, with the provisions of
Section 34(B).

      R-16. Additional Space. (a) It is understood that there are presently 1,334 square feet of unleased space on the sixth (6th) floor of Four Westbrook Corporate Center, shown as "Additional Space" on Exhibit A. Landlord agrees that Landlord will keep Tenant apprised of Landlord's leasing activity with respect thereto and will, at Tenant's request, advise Tenant in writing of the terms and conditions upon which Landlord is willing to lease said space. Landlord agrees that if Landlord has been requested to provide a revised proposal or space plan to a prospective third-party tenant, Landlord shall give written notice thereof to Tenant. Unless Tenant requests that Landlord advise Tenant of the terms and conditions upon which Landlord is willing to lease said space and reaches agreement with Landlord as to terms and conditions for a lease for said space on or before seven (7) business days after receipt of such notice from Landlord, Landlord shall have the right to conclude its negotiations with and lease said space to such third-party. Tenant's rights under this subsection are subject to prior rights of Lawson Associates, Inc.

      (b) In addition to the rights of Tenant under Section R-16(a), Tenant shall have the following rights regarding further Additional Space: Tenant may, from time to time, give Landlord written notice of its need for additional space, which notice shall specify the amount of space then needed and when the space is required. Landlord shall, within seven (7) business days after receipt of Tenant's said notice, advise Tenant in writing of the spaces which are available in the Building. Tenant shall have the right to request that Landlord advise Tenant in writing of the terms and conditions upon which Landlord is willing to lease any of said designated space as selected by Tenant. Landlord agrees that if Landlord has been requested to provide a revised proposal or space plan to a prospective third party tenant for such space, Landlord shall give written notice thereof to Tenant. Unless Tenant requests that Landlord advise Tenant of the terms and conditions upon which Landlord is willing to lease said space and reaches agreement with Landlord as to the terms and conditions for a lease for said space on or before seven (7) business days after receipt of such notice from Landlord, Landlord shall have the right to conclude its negotiations and lease said space to such third party. Tenants rights under this subsection are subject to prior rights of other tenants.

     R-17. Right to Terminate. Provided that Tenant shall timely and faithfully perform all of its covenants and obligations under this Lease, and provided Tenant shall not have leased additional space pursuant to Section R-16 hereof, Tenant shall have the right to terminate this Lease, effective December 31, 2002, which right shall be exercised by Tenant giving written notice thereof to Landlord at least one (1) year prior to said effective date. It shall be a condition of the effectiveness of such notice that it be accompanied by a payment of consideration for such termination in the amount of Thirty Three Thousand Six Hundred Seventy Six and 04/100 Dollars ($33,676.04).

     R-18. Moving Allowance. Provided that Tenant is not then in default hereunder with times to cure expired, Landlord shall pay to Tenant, upon Tenant's occupancy of the Premises, the sum of Five Thousand Eight Hundred Seventy Eight and no/100 Dollars ($5,878.00).

     R-19. Antennas. Tenant shall have the right to install radio dishes on the roof of the Building. The number of dishes, the sign, location and the manner of installation shall be made in accordance with plans and specifications first approved in writing by Landlord. Nothing contained herein shall be construed to permit Tenant to violate any applicable laws or ordinances or any of the provisions of this Lease including, without limitation, the provisions of
Section 17(V) of this Lease. Tenant shall, in such instance, install lines between said equipment and the Premises through existing risers; said work shall be done at Tenant's sole cost and expense. In the event such installation requires the making of any roof cuts or the performance of any other roofing work, such roof cuts shall be made only as directed in writing by Landlord and all roof cuts and other roofing work shall be performed at Tenant's sole cost and expense by the roofing contractor designated by Landlord. Tenant shall, at its sole cost and expense, perform any and all necessary repairs and maintenance to said equipment and all related facilities and lines. From and after the commencement of the installation of said equipment, Tenant shall reimburse Landlord for all fees or charges imposed upon Landlord by any governmental agency or utility having the right to impose the same by reason of the installation or use thereof, but Tenant shall not otherwise be obligated to pay any rent for the installation or use of such equipment or line. Tenant shall remove such equipment at the expiration or earlier termination of the Lease or of Tenant's right to possession hereunder, and Tenant shall restore the Building to the condition existing prior to such installation, such removal work to be subject to the same provisions of this Section regarding roofing work as were applicable in connection with the original installation.

     R-20. Option to Extend. Provided Tenant shall timely and faithfully perform all of its obligations under this Lease during the original Term and provided further that Tenant (and not a sublessee or assignee) shall then be in occupancy of all of the Premises, Tenant shall have the right, exercisable by giving written notice thereof to Landlord, not more than fifteen (15) months nor fewer than twelve (12) months prior to the expiration of the original Term (time being of the essence thereof) to extend the Term for an additional term of five (5) years upon all of the terms, covenants and conditions contained in this Lease, except that the Monthly Base Rent during the additional term (hereinafter "Extension Monthly Base Rent") shall be equal to the rate of Monthly Base Rent prevailing as of the commencement date of the Additional
Term, for new leases for space in buildings in Westchester, Oak Brook and Oakbrook Terrace, Illinois which are first class, high rise, multi-use office building having amenities similar to those in Westbrook Corporate Center.
Within seven (7) business days of Landlord's receipt of Tenant's notice exercising the option to extend, Landlord shall advise Tenant in writing of Landlord's good faith estimate of the rate of

Extension Monthly Base Rent in accordance with said standard. The parties shall negotiate in good faith to reach agreement on the amount of the Extension Monthly Base Rent but if they are unable to do so on or before nine (9) months prior to the expiration of the original Term, then either party shall have the right, exercisable by giving written notice thereof to the other, to terminate the negotiations and in such event, Tenant's exercise of the option to extend shall be deemed null and void.

                          (IF TENANT IS A CORPORATION)



STATE OF ILLINOIS  )
                   )     SS:
COUNTY OF COOK     )




          I, _______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _____________________, personally known to me to be the _____ President of _____________________, a ____________ corporation, and __________________________, personally known to me to be the ________________ Secretary of said corporation and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as ____________ President and ____________ Secretary of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.


          GIVEN under my hand and Notarial Seal this __ day of ______________, 19__.



                                        ____________________________
                                              Notary Public

                                   (LANDLORD)




STATE OF ILLINOIS   )
                    )    SS:
COUNTY OF COOK      )




          I, [ILLEGIBLE], a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that [ILLEGIBLE], personally known to me to be the Vice President of LaSalle National Trust, N.A. and NANCY A. STACK, personally known to me to be the Asst. Secretary thereof and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as Vice President and Asst. Secretary of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal this 10th day of January, 1997.


                               ["OFFICIAL SEAL"]
                                  [ILLEGIBLE]
                       [NOTARY PUBLIC STATE OF ILLINOIS]
                        [MY COMMISSION EXPIRES __ __ __]


                                             /s/ [SIGNATURE ILLEGIBLE]
                                            --------------------------
                                                   Notary Public

                                  EXHIBIT "A"



                                  [FLOOR PLAN]

                                   EXHIBIT B



PARCEL 4 OF LOT 1 IN WESTBROOK CORPORATE CENTER P.U.D. BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 30, TOWNSHIP 39 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE SURVEY ATTACHED AS EXHIBIT C TO THE INSTRUMENT RECORDED JULY 27, 1990 AS DOCUMENT NUMBER 90-362917, IN COOK COUNTY, ILLINOIS.

                                   EXHIBIT C

                             WORK LETTER AGREEMENT




1. The Tenant has specified certain improvements to be constructed within the Premises (hereinafter the "Work"), substantially as shown on the space plan and specifications to be prepared as provided in Paragraph 2 hereof, to be approved in writing by the parties hereto.

2. All Work shall be performed at Landlord's sole cost. In addition, Tenant shall cause the preparation of a space plan and working drawings, causing them to be completed and approved by Landlord and Tenant on or before November 12, 1996. Landlord shall reimburse Tenant for the cost of the space plan and working drawings (exclusive of engineering), in an amount not to exceed $18,809.

3. The Tenant may request work additional to the Work specified herein ("Additional Work"). Additional Work is subject to the Landlord's prior approval, which shall not be unreasonably withheld, and if done shall be performed by the Landlord at the Tenant's sole expense. Before starting any Additional Work, the Landlord will provide the Tenant with a written statement of the cost of the Additional Work. Tenant agrees to promptly provide Landlord with a written authorization to proceed with the Additional Work and shall also then pay to the Landlord the amount set forth on the Landlord's statement. If Tenant delays in the providing of said authorization and payment, the Landlord will proceed with the Work without performing the Additional Work.

4. The Tenant may request access for its agents to enter the Premises prior to the commencement of the Term in order to perform other work required by Tenant. Landlord, in its reasonable discretion, may grant the Tenant and its agents a license to enter the Premises upon conditions that:

     A. Tenant shall give Landlord five (5) days' prior written notice of its request to have such access, and the notice shall be accompanied by:

          1. A reasonably detailed description of and schedule for the work to be performed;

          2. Names and addresses of contractors and suppliers providing labor and material for the work;

          3.   Copies of contracts, plans and specifications for the work; and

          4. Evidence of licenses, permits, insurance, and indemnification, if any, required for the work.

All of the above shall be subject to Landlord's approval, which shall not be unreasonably withheld.

     B.   Such early access shall be the subject to Landlord's scheduling.

     C. Tenant's agents shall work in harmony and not interfere with any Work or Additional Work in the Premises or Building. If said agents cause or threaten to cause any disharmony or interference (including labor disharmony), Landlord may withdraw such license upon 24 hours prior written notice to the Tenant.

Any such early entry shall be deemed to be under all of the terms, covenants and conditions of the Lease, excluding only the covenant to pay Rent or Additional Rent under Section 7 of the Lease. Tenant shall be responsible for any damage to the Work, the Additional Work, the Premises, or the Building caused by its agents.

5. The terms and provisions of the Lease, insofar as they are applicable to this Work Letter Agreement, are hereby incorporated by reference.

6. All amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease.

7. Tenant shall deliver to Landlord within ten (10) days after the execution and delivery of the Lease, any and all information, in addition to the attachments hereto which Landlord may require to cause the preparation of all working drawings. In addition, when Landlord submits working drawings to Tenant for Tenant's review, Tenant shall respond to Landlord within five (5) days after receipt thereof, approving or disapproving (setting forth in writing the reasons for disapproval) the same. If Tenant does not so respond within said five (5) days, Tenant shall be deemed to have approved the same.